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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): August 12, 2002



                   The Hartford Financial Services Group, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                    0-19277                  13-3317783
-------------------------   -------------------------   ------------------------
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation)

                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (860) 547-5000
              (Registrant's telephone number, including area code)
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ITEM 7.  EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 Certification of Ramani Ayer, Chairman, President and Chief Executive Officer of The Hartford Financial Services Group, Inc. (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

Exhibit 99.2 Certification of David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

Exhibit 99.3 Certification of Ramani Ayer, Chairman, President and Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4 Certification of David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Ramani Ayer, Chairman, President and Chief Executive Officer of the Company, and David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, respectively, filed with the Securities and Exchange Commission pursuant to the Order.

Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Ramani Ayer, Chairman, President and Chief Executive Officer of the Company, and David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     The Hartford Financial Services Group, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date:  August 12, 2002                By:   /s/ Neal S. Wolin
                                            ------------------
                                            Name:  Neal S. Wolin
                                            Title: Executive Vice President
                                                   and General Counsel
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION
--------------    --------------------------------------------------------------

99.1 Certification of Ramani Ayer, Chairman, President and Chief Executive Officer of The Hartford Financial Services Group, Inc. (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

99.2 Certification of David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

99.3 Certification of Ramani Ayer, Chairman, President and Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

99.4 Certification of David M. Johnson, Executive Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.